UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2017

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia	31999
(Address of principal executive offices)	(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition pe’riod for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On October 23, 2017, Aflac Incorporated (the “Company”) issued ¥60,000,000,000 aggregate principal amount of its 2.108% Subordinated Debentures due 2047 (the “Debentures”). The Debentures were offered by the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3ASR (No. 333-203839) (the “Registration Statement”), prospectus dated May 4, 2015, and related prospectus supplement dated October 17, 2017. The Company intends to use the net proceeds of the issuance to fund all or a portion of the redemption price of the Company’s 5.50% Subordinated Debentures due 2052, of which $500,000,000 principal amount are outstanding. The Company intends to use proceeds in excess of such redemption price, if any, for general corporate purposes.

The Company entered into an underwriting agreement, dated October 17, 2017 (the “Underwriting Agreement”) with Mizuho International plc, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the underwriters named therein (together, the “Underwriters”), related to the offering, issuance and sale of the Debentures. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The Debentures bear interest (i) at an initial rate of 2.108% per annum, from and including the date of issuance to, but excluding, October 23, 2027, or earlier redemption and (ii) thereafter the rate of the interest of the Debentures will be reset on each of October 23, 2027, October 23, 2032, October 23, 2037 and October 23, 2042 (each, a “reset date”). From and including the day immediately following each reset date to and including the next following reset date or the date of earlier redemption (each such period, a “reset interest period”), the rate of interest of the Debentures will be equal to the then-current JPY 5-year Swap Offered Rate (as defined in the Indenture) plus 205 basis points. Interest will be payable semi-annually in arrears on April 23 and October 23 of each year (each, an “interest payment date”), beginning on April 23, 2018. The Company has appointed The Bank of New York Mellon, London Branch, as the calculation agent for purposes of determining the JPY 5-year Swap Offered Rate for each reset interest period. The Debentures are the Company’s unsecured obligations and will rank subordinate and junior in right of payment to all of its current and future senior indebtedness.

The Debentures were issued under an indenture, dated as of September 26, 2012 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a second supplemental indenture, dated as of October 23, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The Debentures are redeemable, in whole but not in part, at any time, within 90 days of the occurrence of certain tax events or certain rating agency events, in each case, at a redemption price equal to their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption. On or after October 23, 2027, the Company may redeem the Debentures, in whole or in part, on any interest payment date, at their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption.

The foregoing description of the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 1, 2012 and incorporated herein by reference. For a complete description of the terms and conditions of the Underwriting Agreement and the Second Supplemental Indenture, please refer to the Underwriting Agreement and the Second Supplemental Indenture, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1 and 4.1, respectively.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, including securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing, market making, brokerage and other financial and non-financial activities and services. Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company, and for persons and entities with relationships with the Company, for which they received or will receive customary fees and expenses. An affiliate of Mizuho International plc is the administrative agent, and affiliates of a number of other underwriters are lenders, under an unsecured revolving credit facility agreement. In addition, the Company has agreements with affiliates of Mizuho International plc and SMBC Nikko Securities America, Inc. to sell the Company’s products at their Japanese bank branches.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description regarding the Company’s issuance and sale of the Debentures contained in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1-	Underwriting Agreement, dated October 17, 2017, between Aflac Incorporated and Mizuho International plc, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule 1 thereto.

4.1-	Second Supplemental Indenture, dated as of October 23, 2017, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.108% Subordinated Debenture due 2047).

5.1-	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Debentures.

5.2-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the Debentures.

8.1-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Aflac Incorporated, with respect to certain tax matters.

23.1-	Consent of Audrey Boone Tillman, Esq. (included as part of Exhibit 5.1 hereto).

23.2-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

23.3-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 8.1 hereto).

EXHIBIT INDEX:

1.1-	Underwriting Agreement, dated October 17, 2017, between Aflac Incorporated and Mizuho International plc, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule 1 thereto.

4.1-	Second Supplemental Indenture, dated as of October 23, 2017, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.108% Subordinated Debenture due 2047).

5.1-	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Debentures.

5.2-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the Debentures.

8.1-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Aflac Incorporated, with respect to certain tax matters.

23.1-	Consent of Audrey Boone Tillman, Esq. (included as part of Exhibit 5.1 hereto).

23.2-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

23.3-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

October 23, 2017	/s/ Max K. Broden
(Max K. Broden) Senior Vice President and Treasurer

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